UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Soliciting Material under §240.14a-12
BLUE OWL TECHNOLOGY FINANCE CORP.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BLUE OWL
Technology Finance Corp.

Powering exceptional financing solutions.

Blue Owl Technology Finance Corp.
NYSE: OTF
2026 Proxy Statement and Notice of Annual Meeting of Shareholders

Letter from the CEO

Dear shareholders:

On behalf of our Board of Directors and our entire team, I am pleased to invite you to the 2026 annual meeting of shareholders for Blue Owl Technology Finance Corp. (“OTF”). The meeting will be held on June 25, 2026 at 9:30 a.m. Eastern Time and, consistent with prior years, will be conducted virtually. Meeting details can be found on the Notice of Annual Meeting of Shareholders that follows.

This year’s agenda includes votes to re-elect two Board members and re-ratify the appointment of KPMG LLP as our independent registered public accounting firm. More information on these proposals can be found beginning on page 10 of our proxy statement. Our Board unanimously recommends that you vote FOR each of the proposals.

Your vote is very important to us. Whether or not you plan to attend the virtual meeting, we ask that your shares be represented and voted.

Our Year

In 2025, we delivered a 10.9% return on equity1 (ROE). We paid $1.42 per share in dividends to our shareholders and most recently, delivered an annualized dividend yield2 of 9.2%, reflecting the strong credit quality of our portfolio and its consistent income generation. In February, our Board declared a first quarter regular dividend of $0.35 per share, consistent with our last quarterly dividend, in addition to three previously declared upcoming quarterly $0.05 special dividends, providing shareholders with visibility into OTF’s ongoing return profile as a public BDC. Since inception in 2018, OTF has generated an 11.6% total return3, comparing favorably to public market alternatives and providing a premium of 6.1% relative to leverage loans, 6.3% relative to high yield bonds, and 9.5% relative to traditional fixed income investments. 4

The OTF portfolio performed well in 2025, and we believe this resilience reflects our disciplined underwriting approach, including our focus on lending to the upper middle market, our positioning at the top of the capital structure, and our emphasis on diversification. As of December 31, 2025, the portfolio spanned 199 portfolio companies and 39 industries, with an average position size of 0.5% of the total portfolio. Senior secured investments represented 81% of the portfolio at fair value and the weighted average loan-to-value5 was 34%, meaning our borrowers would need to lose more than 60% of their value for our investment to be impaired. Overall, we believe the efficacy of our underwriting approach is reflected in OTF’s low non-accrual rate of 0.2% at fair value and in our performance track record since inception. Over that period, OTF’s NAV has increased approximately 16% and, importantly, the portfolio has generated annual net realized gains in excess of losses.6

2025 was a year of meaningful progress for OTF. We successfully completed our merger with Blue Owl Technology Finance Corp. II (OTF II) and publicly listed on the New York Stock Exchange, increasing OTF’s scale, diversification and liquidity. We also deployed over $4.8 billion into investments7 in 2025, which, when coupled with our backlog, positions us to end the first quarter of 2026 at the bottom end of our targeted leverage range. This will continue to translate into increased earnings into the future.

Turning to our balance sheet, we took several steps to improve our funding flexibility and reduce our costs, generating approximately $10 million in annual run-rate interest expense savings from recent initiatives. We added lower-cost secured capacity through CLO and SPV facilities, amended higher-cost legacy financings, and issued a $400 million unsecured bond in January 2026.

Recently, concerns that AI could disrupt software business models drove a broad selloff across technology and SaaS equities. We believe this ultimately pressured public BDC valuations as well. Software has long been a meaningful contributor to our performance, and we built dedicated technology investing capabilities to match the opportunity.

Our technology strategy is supported by a dedicated team of more than 40 technology investment professionals within our broader direct lending platform of approximately 130 professionals. Organized across key subsectors, including cybersecurity, healthcare IT and fintech, the team brings deep domain expertise and long-standing experience navigating complex ecosystems, particularly in times of technology transitions.

AI represents a transformational shift for the software sector. We believe our software businesses – which are generally large, established market leaders – are well positioned to use AI to reinforce their competitive positions. At the same time, we believe our investments benefit from strong structural protections, including senior positioning in the capital structure, low loan-to-values, sophisticated and incentivized equity investors beneath us, and average maturity profiles of four years or less.

As evidence of our strong conviction in the quality of our portfolio, we opportunistically repurchased $65 million of OTF shares in the fourth quarter of 2025 and our Board implemented a new $300 million repurchase program in February of this year.

OTF’s NAV growth since inception and recent gains – including those attributable to the sale of Securiti.AI and our investments in SpaceX and Revolut – reflect the strength of our strategy. On average, our software borrowers generated annual revenue of $945 million and EBTIDA of nearly $300 million, delivering low- to mid-teens revenue and EBITDA growth8 – among the strongest results across our direct lending strategy. We are cognizant that the AI landscape is rapidly evolving and as a result, the bar for new investments is likely higher than it ever has been. Blue Owl’s scale and incumbency allow us to remain selective while capitalizing on opportunities as they arise.

Our Outlook

I want to underscore our confidence in our portfolio. Broader geopolitical developments, including the conflict involving Iran, have contributed to elevated market volatility, even if they have not altered the fundamental operating environment for the U.S. companies in which we invest. We actively monitor these dynamics alongside other sources of risk. As part of our standard valuation and risk management processes, we conduct reviews of every investment in our portfolio on a quarterly basis. In response to heightened uncertainty over the last year, we took additional, proactive steps to reassess risk across our portfolio. We conducted thematic stress tests twice – first in response to tariff policies implemented in 2025, and more recently to evaluate the potential implications of rapid advancements in artificial intelligence. These additional reviews reinforced our confidence that our portfolio is well positioned, supported by borrowers with strong business fundamentals and defensive characteristics. Our experience navigating prior periods of stress, including the COVID pandemic and the regional banking crisis, further informs our perspective today.

While uncertainty can create near-term volatility, it can also generate opportunity. We are already starting to see wider credit spreads this year and the outlook for interest rates has moved higher, which may benefit earnings. We believe our scale, sourcing capabilities and underwriting discipline position us to capitalize selectively on dislocations as they arise, while remaining true to our focus on risk mitigation.

Finally, while private credit has received increased attention in recent quarters, we believe our results speak for themselves. Our portfolio continues to perform well, credit quality remains strong, and we are as convicted as ever in our strategy – lending to large, sponsor-backed, non-cyclical businesses that seek to provide predictable income and risk mitigation. This approach has underpinned our strong historical returns, which have averaged 11.6% annually since inception.3 We have a track record of delivering for our shareholders, and all of our decisions – past and present – reflect that shareholder-first discipline. While market attention will shift over time, we will remain focused on performance, which we believe will ultimately matter most to our shareholders.

We appreciate your trust and look forward to continuing to deliver for you in the years ahead.

Sincerely,
Craig W. Packer Chief Executive Officer and Director April 1, 2026

1.	2025 adjusted net income per share divided by beginning period net asset value per share.
2.

Annualized dividend yield calculated as Q4’25 annualized regular dividend of $0.35 per share and Q4’25 annualized special dividend of $0.05 per share payable to shareholders of record as of December 31, 2025 divided by Q4’25 net asset value per share of $17.33.

3.

As of December 31, 2025. Total return is calculated as the change in net asset value per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning net asset value per share.

4.

Source: Bloomberg from August 7, 2018 – December 31, 2025. Indices listed do not represent benchmarks for OTF but allow for comparison of OTF’s performance against these indices. An investor cannot invest directly in an index. Index performance does not reflect fees and expenses. Leveraged Loans represented by Morningstar LSTA U.S. Leveraged Loan Index. High Yield represented by the Bloomberg Barclays High Yield Index. Traditional Fixed Income represented by Bloomberg Barclays U.S. Aggregate Index.

5.

“Net LTV” represents the net ratio of “loan to value” for each portfolio company, weighted based on the fair value of OTF’s loan investment. The “attachment point” is the principal amount of debt that is senior to OTF’s loan investment, and that amount plus the principal amount of the loan in which OTF invested and other equally ranked debt is the “last dollar” amount. “Value” represents an estimate of enterprise value of each portfolio company, a calculation that will vary by portfolio company.

6.

Based on total annual net realized gains/losses divided by the average aggregate quarterly cost of investments. The net gain/loss rate is based on the average net gain/loss rates in each year since inception.

7.	Investment activity includes net drawdown (repayments) on revolvers and delayed draw term loans.
8.

Last twelve months as of December 31, 2025. Weightings are based on fair value of investments unless otherwise noted. Borrower financials are derived from the most recently available portfolio company financial statements, typically a quarter in arrears, have not been independently verified by Blue Owl, and may reflect a normalized or adjusted amount. Accordingly, Blue Owl makes no representation or warranty in respect of this information. For first and second lien investments, this represents 81.7% of our total portfolio based on fair value as of December 31, 2025 and excludes certain investments that fall outside of our typical borrower profile.

Past performance is not indicative of future results.

Copyright© Blue Owl Capital Inc. 2026. All rights reserved.

Blue Owl Technology Finance Corp.

399 Park Avenue

New York, New York 10022

Notice of Annual Meeting of

Shareholders

To Be Held On June 25, 2026

To the Shareholders of Blue Owl Technology Finance Corp.:

NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Blue Owl Technology Finance Corp., a Maryland corporation (the “Company”), will be held on June 25, 2026 at 9:30 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OTF2026. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How to attend and vote at the Annual Meeting.”

The Annual Meeting is being held for the following purposes:

1.	To elect two members of the Board to serve until the 2029 annual meeting of shareholders and until their successors are duly elected and qualified; and

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Board has fixed the close of business on March 27, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting.  The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are available at www.proxyvote.com.

By Order of the Board of Directors,
Neena A. Reddy Secretary April 1, 2026

Shareholders are requested to promptly authorize a proxy vote over the internet, or execute and return promptly the accompanying proxy card, which is being solicited by the Board. You may authorize a proxy over the internet by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by virtually attending the Annual Meeting and voting.

Four Ways to Vote

Online visit www.virtualshareholder meeting.com/OTF2026	Phone call 1-800-690-6903	QR Code Scan QR Code using Smartphone	Mail Complete, sign and return proxy card

2026 Proxy Statement

Proxy Statement Summary

The summary highlights information that is contained elsewhere in this Proxy Statement. You should carefully read this Proxy Statement in its entirety before voting, as this summary does not contain all of the information that you should consider.

Annual Meeting of Shareholders

Date & Time: June 25, 2026 9:30 a.m., Eastern Time	Virtual Meeting Site: www.virtualshareholdermeeting.com/OTF2026	Record Date: Close of Business March 27, 2026

Meeting Agenda and Voting Matters

Proposals		Board Recommendation	Page Reference

1.	Elect two members of the Board to serve until the 2029 annual meeting of shareholders and until their successors are duly elected and qualified	FOR	10

2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR	33

Corporate Governance Highlights

•

All of our directors are independent, except for Mr. Packer.

•

All of our Audit, Compensation, Nominating & Corporate Governance and Co-Investment Committee members are independent.

•

An independent non-executive chairman.

•

An excellent track record of attendance by our directors at Board and committee meetings in 2025.

•

A balance of new and experienced directors.

•

A Code of Business Conduct.

Directors

	Director Since	Independence	Board Committees

Edward D’Alelio* Age: 73	2018	●	• Audit • Compensation • NCG • Co-Investment

Eric Kaye Age: 63	2018	●	• Audit • Compensation** • NCG** • Co-Investment

Craig W. Packer Age: 59	2018		• N/A

Christopher M. Temple Age: 58	2018	●	• Audit** • Compensation • NCG • Co-Investment

Melissa Weiler Age: 61	2021	●	• Audit • Compensation • NCG • Co-Investment

Victor Woolridge Age: 69	2021	●	• Audit • Compensation • NCG • Co-Investment

NCG = Nominating and Corporate Governance

* = Chairman of the Board   ** = Committee Chairman

2026 Proxy Statement

Proxy Statement

Questions and Answers About the Annual Meeting and Voting

Q:	What is the date of the Annual Meeting and where will it be held?

A:

The annual meeting (the “Annual Meeting”) of shareholders of Blue Owl Technology Finance Corp., which is sometimes referred to in this proxy statement as “we”, “us”, “our”, or the “Company,” will be held on June 25, 2026 at 9:30 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OTF2026.

Q:	What will I be voting on at the Annual Meeting?

A:	At the Annual Meeting, shareholders will be asked to:

1.	elect each of Eric Kaye and Victor Woolridge to the Board for three-year terms, each expiring at the 2029 annual meeting of shareholders and until their successors are duly elected and qualified; and

2.	ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026.

Q:	Who can vote at the Annual Meeting?

A:	Only shareholders of record as of the close of business March 27, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

Q:	How many votes do I have?

A:	Shareholders are entitled to one vote for each share of the Company’s common stock, par value $0.01 per share held as of the Record Date.

Q:	How may I attend the meeting and vote?

A:

By voting virtually at the Annual Meeting. The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/OTF2026. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/OTF2026.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/OTF2026 on the day of the Annual Meeting.

•	Webcast starts at 9:30 a.m., Eastern Time.

•	You will need your 16-Digit Control Number to enter the Annual Meeting.

•	Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

2026 Proxy Statement	1

By Proxy through the Internet. You may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. After inputting the 16-digit control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link.

By Proxy through the Mail. When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 24, 2026.

Q:	Does the Board recommend voting for each of the Proposals?

A:	Yes. The Board unanimously recommends that you vote “FOR” each of the proposals.

Q:	Why does the Board recommend voting FOR Proposal 1, the election of each of Mr. Kaye and Mr. Woolridge?

A:

Mr. Kaye has served as Chairman of the Nominating and Corporate Governance Committee since 2016 and as Chairman of the Compensation Committee since 2025. He is the Chief Executive Officer and founder of Kayezen, LLC, a physical therapy and fitness equipment design company. Prior to founding Kayezen, LLC, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division’s Global Operating and U.S. Executive Committees, from June 2001 to May 2012. The Board believes Mr. Kaye’s numerous management positions and experiences in the middle market make him well qualified to serve on the Board.

Mr. Woolridge has served on the Board since 2021. Mr. Woolridge was formerly a Managing Director of Barings Real Estate Advisers, LLC, the real estate investment unit of Barings LLC, a global asset management firm. Mr. Woolridge most recently served as Head of the U.S. Capital Markets for Equity Real Estate Funds at Barings. The Board believes Mr. Woolridge’s numerous management positions and broad experiences in the asset management and financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.

Mr. Kaye has served the Company since its founding in 2016 and Mr. Woolridge has served on the Board since 2021. The Board believes this history and familiarity with the Blue Owl investment platform make Mr. Kaye and Mr. Woolridge beneficial members of the Board.

Q:	Why does the Board recommend voting FOR Proposal 2, to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm?

A:

KPMG LLP acted as the Company’s independent registered public accounting firm for the 2021-2025 fiscal years and has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board has submitted the selection of KPMG LLP to shareholders for ratification as a matter of good corporate governance. Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements.

2	2026 Proxy Statement

General Information About the Annual Meeting

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on June 25, 2026 at 9:30 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. Only holders of record of our common stock at the close of business on March 27, 2026, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 461,723,693 shares of common stock, par value $0.01 per share (the “Shares”) outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, the “Proxy Statement”), or a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), and how to submit proxies over the internet are first being sent to shareholders on or about April 1, 2026. The Proxy Statement and Annual Report can both be accessed online at www.proxyvote.com.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted (1) FOR the election of two members of the Board to serve until the 2029 annual meeting of shareholders and until their successors are duly elected and qualified, and (2) FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the Record Date.

The Annual Meeting is being held for the following purposes:

1.	To elect two members of the Board to serve until the 2029 annual meeting of shareholders and until their successors are duly elected and qualified; and

2.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Quorum Required

A majority of the outstanding Shares must be present or represented by proxy at the Annual Meeting in order to have a quorum. If you have properly voted by proxy via internet or mail, you will be considered part of the quorum. We will count “abstain” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding Shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.

2026 Proxy Statement	3

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes

Proposal 1—To elect two members of the Board to serve until the 2029 annual meeting of shareholders and until their successors are duly elected and qualified	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

Proposal 2—To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	Yes	Abstentions and broker non-votes will have no effect on the result of the vote.

You may vote “for” or “against,” or abstain from voting on Proposal 1 and Proposal 2. The adoption of each of Proposal 1 and Proposal 2 requires the affirmative vote of the majority of votes cast for each such proposal at the Annual Meeting, meaning the number of shares voted “for” each proposal must exceed the number of shares voted “against” such proposal. The inspector of elections appointed for the Annual Meeting will separately tabulate “for” votes, “against” votes, “abstain” votes, and broker non-votes.

Voting

You may vote by proxy or in person (virtually) at the Annual Meeting in accordance with the instructions provided below.

Voting by Proxy

You also may authorize a proxy through the internet using the web address included on your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. After inputting the 16-digit control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link. When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 24, 2026.

Voting at the Annual Meeting

The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/OTF2026. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/OTF2026.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/OTF2026 on the day of the Annual Meeting.

•	Webcast starts at 9:30 a.m., Eastern Time.

•	You will need your 16-Digit Control Number to enter the Annual Meeting.

•	Shareholders may submit questions while attending the Annual Meeting via the Internet.

4	2026 Proxy Statement

To attend and participate in the Annual Meeting, you will need the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s Proxy Statement, the proxy card, and the Company’s Annual Report are available at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of our common stock outstanding on the Record Date will constitute a quorum.

If a quorum is not present at the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting until a quorum is present.

Proxies for the Annual Meeting

The named proxies for the Annual Meeting are Neena A. Reddy and Jonathan Lamm (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials, and any requested proxy materials to the shareholders. The Company has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm to assist in the distribution of the proxy materials, solicitation of proxies and tabulation of proxies. The cost of Broadridge’s services with respect to the Company is estimated to be approximately $8,000 plus reasonable out-of-pocket expenses. In addition, the Company has engaged the services of Alliance Advisors for the purpose of assisting in the solicitation of proxies at an anticipated cost of $17,000 plus reimbursement of certain out-of-pocket expenses and fees for additional services requested. Please note that Alliance Advisors and Broadridge may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to Broadridge.

Revocability of Proxies

A shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting in person (virtually) or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Assistant Secretary of the Company, Karin Kringen, at our principal executive offices located at 399 Park Avenue, 37th Floor, New York, New York 10022. You can call us by dialing (212) 419-3000. You can access our proxy materials online at www.proxyvote.com.

2026 Proxy Statement	5

Record Date

The Board has fixed the close of business on March 27, 2026 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 461,723,693 shares outstanding.

Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the SEC, the Company has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to shareholders on the internet. Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

6	2026 Proxy Statement

Security Ownership of Management and Certain Beneficial Owners

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership of each of our current directors and certain executive officers, all directors and certain executive officers as a group and certain persons who beneficially own 5% or more of the outstanding shares of our common stock, in each case according to information furnished to us by such persons or publicly available filings. To our knowledge, as of the Record Date, there were no persons that owned 5% or more of the outstanding shares of our common stock.

The percentage ownership set forth below is based on 461,723,693 shares of our common stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares of our common stock beneficially owned by such shareholder.

Name and Address	Number of Shares Owned	Percentage of Class Outstanding

5% Owners

Regents of the University of California(1)	43,624,472	9.384%

Mubadala Investment Company PJSC(2)	29,130,491	6.2%

Interested Director

Craig W. Packer	—	—

Independent Directors

Edward D’Alelio	46,876	*

Eric Kaye	—	—

Christopher M. Temple	5,000	*

Melissa Weiler	—	—

Victor Woolridge(3)	10,853	*

Executive Officers

Erik Bissonnette(4)	166,525	*

Jonathan Lamm	5,444	*

Neena A. Reddy	—	—

Karen Hager	—	—

Matthew Swatt	—	—

Shari Withem	—	—

All officers and directors as a group (12 persons)(5)	234,698	*

*	Less than 1%
(1)

Includes 12,619,552 shares held by The Regents of the University of California, as Trustee for the University of California Retirement Plan and 31,004,920 shares held by The Regents of the University of California. The address of the Regents of the University of California is 1111 Broadway, 21st Floor, Oakland, CA 94607.

(2)

As of March 27, 2026, each of Mubadala Investment Company PJSC and Mamoura Diversified Global Holding PJSC may have been deemed to have beneficially owned 29,130,491 shares of common stock, par value $0.01 per share (“Common Stock”), of Blue Owl Technology Finance Corp. (the “Issuer”). Of such shares of Common Stock, 18,449,359 shares of Common Stock were directly held and beneficially owned by MIC Capital Management 93 RSC Ltd (“93 RSC”) and 10,681,132 shares of Common Stock were directly held

2026 Proxy Statement	7

and beneficially owned by Fifteenth Investment Company LLC. 93 RSC is a wholly owned subsidiary of MIC Capital Management 85 RSC Ltd (“85 RSC”). 85 RSC and 15th Investment Company LLC are each wholly owned subsidiaries of Mamoura Diversified Global Holding PJSC, which is a wholly owned subsidiary of Mubadala Investment Company PJSC. Due to their relationship with 93 RSC, each of 85 RSC, Mamoura Diversified Global Holding PJSC and Mubadala Investment Company PJSC may have been deemed to have indirectly beneficially owned the shares of Common Stock of the Issuer that were held directly by 93 RSC. Due to their relationship with Fifteenth Investment Company LLC, each of Mamoura Diversified Global Holding PJSC and Mubadala Investment Company PJSC may have been deemed to have indirectly beneficially owned the shares of Common Stock of the Issuer that were held directly by 15th Investment Company LLC. The address of Mamoura Diversified Global Holding PJSC and Mubadala Investment Company PJSC is Al Mamoura A, Al Muroor Street, Abu Dhabi, United Arab Emirates.
(3)	Shares are held by Victor Woolridge 2022 Trust. Mr. Woolridge disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(4)	Shares held jointly by Mr. Bissonnette and his spouse.
(5)	The address for each of the directors and officers is c/o Blue Owl Technology Finance Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.

8	2026 Proxy Statement

The Adviser and the Administrator

Blue Owl Technology Credit Advisors LLC (the “Adviser”) serves as the Company’s investment adviser pursuant to an amended and restated investment advisory agreement (the “Investment Advisory Agreement”). The Adviser also serves as the Company’s administrator pursuant to an amended and restated administration agreement (the “Administration Agreement”) between the Company and the Adviser.

The Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform. Blue Owl consists of three investment platforms: (1) Credit, which includes several strategies, including direct lending, alternative credit, investment grade credit, liquid credit and other adjacent investment strategies, (2) Real Assets, which focuses on three primary investment strategies: net lease, real estate credit and digital infrastructure and (3) GP Strategic Capital, which primarily focuses on acquiring equity stakes in, and providing debt financing to, large, multi-product private equity and private credit firms. The Adviser is part of the direct lending strategy of Blue Owl’s Credit platform which offers private credit solutions to primarily upper-middle-market companies through differentiated access points. In addition to the Adviser, Blue Owl’s Credit platform’s direct lending strategy is comprised of Blue Owl Credit Advisors LLC (“OCA”), Blue Owl Technology Credit Advisors II LLC (“OTCA II”), Blue Owl Credit Private Fund Advisors LLC (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (“ODCA” and together with the Adviser, OCA, OTCA II, and OPFA, the “Blue Owl Credit Advisers”), which are also registered investment advisers. The Blue Owl Credit Advisers manage the Company, Blue Owl Capital Corporation (“OBDC”), Blue Owl Capital Corporation II (“OBDC II”), Blue Owl Credit Income Corp. (“OCIC”) and Blue Owl Technology Income Corp. (“OTIC” and together with the Company, OBDC, OBDC II, OCIC and OTIC, the “Blue Owl BDCs”), private funds and separately managed accounts (collectively, the “Blue Owl Credit Clients”).

The address of the Adviser is 399 Park Avenue, New York, NY 10022.

2026 Proxy Statement	9

Proposal 1: Election of Directors

At the Annual Meeting, shareholders of the Company are being asked to consider the election of two directors of the Company. Pursuant to the Company’s bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law, or greater than eleven. Under the Company’s Second Articles of Amendment and Restatement (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term. The Board currently consists of six directors who serve in the following classes: Class II (terms ending at the Annual Meeting) — Eric Kaye and Victor Woolridge; Class III (terms ending at the 2027 annual meeting of shareholders) — Christopher M. Temple and Melissa Weiler; and Class I (terms ending at the 2028 annual meeting of shareholders) — Edward D’Alelio and Craig W. Packer. See “Corporate Governance — The Board” beginning on page 21 for more information regarding the composition of the Board.

Eric Kaye and Victor Woolridge each has been nominated for election by the Board to serve a three-year term until the 2029 annual meeting of shareholders and until each of their successors are duly elected and qualified. Each director nominee has agreed to serve as a director if re-elected and has consented to being named as a nominee.

A shareholder can vote for, against or abstain from voting for any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.

Required Vote

Each director nominee shall be elected by the affirmative vote of a majority of votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. For the proposal, “abstain votes” and broker non-votes, if any, will count as shares represented at the meeting for purposes of establishing a quorum but will have no effect on the outcome of the vote. There will be no cumulative voting with respect to Proposal 1.

Information about the Nominees and Directors

Set forth below is information, as of March 27, 2026, regarding Mr. Kaye and Mr. Woolridge, who are being nominated for election as directors of the Company by the Company’s shareholders at the Annual Meeting, as well as information about the Company’s other current directors whose terms of office will continue after the Annual Meeting. Neither Mr. Kaye nor Mr. Woolridge is being proposed for election pursuant to any agreement or understanding between either Mr. Kaye or Mr. Woolridge, on the one hand, and the Company or any other person or entity, on the other hand. See “Corporate Governance — The Board” beginning on page 21 for more information regarding the composition of the Board.

The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure, including the number of companies in the “Fund Complex” overseen by each director. “Fund Complex” includes the Blue Owl BDCs. Each of the Blue Owl BDCs is advised by Blue Owl Technology Credit Advisors LLC (the “Adviser”) or an affiliate of the Adviser.

There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominees or officers, and none are currently pending.

10	2026 Proxy Statement

Incumbent Class II Directors

Terms Expiring 2026:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director

Independent Directors

Eric Kaye, 63	Director	Founder and Chief Executive Officer of Kayezen, LLC	Class II Director since 2018; Term expires in 2026	5	• OBDC • OBDC II • OCIC • OTIC

Victor Woolridge, 69	Director	Managing Director of Barings Real Estate Advisers LLC	Class II Director since 2021, Term expires in 2026	5	• OBDC • OBDC II • OCIC • OTIC

(1)	The address for each director is c/o Blue Owl Technology Finance Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.
(2)	Directors serve for three-year terms and until their successors are duly elected and qualified.
(3)	The term “Fund Complex” refers to the Blue Owl BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.

2026 Proxy Statement	11

Class II Director Biographies

Eric Kaye

Independent Director Age: 63 Director Since: 2018 Committees: • Audit • Compensation • NCG • Co-Investment

Mr. Kaye is the Chief Executive Officer and founder of Kayezen, LLC, a physical therapy and fitness equipment design company. Prior to founding Kayezen, LLC, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division’s Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye’s tenure with UBS, he was a Managing Director and led the firm’s Exclusive Sales and Divestitures Group, where he focused on advising middle-market companies. Prior to joining UBS, Mr. Kaye had served as Global Co-Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm’s Technology Mergers & Acquisitions team. Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors the Company, since September 2020 he has served on the board of directors of OCIC and since August 2021 he has served on the board of directors of OTIC. Mr. Kaye previously served on the board of directors of Blue Owl Capital Corporation III (“OBDE”) from February 2020 until January 2025 and on the board of directors of Blue Owl Technology Finance Corp. II (“OTF II”) from November 2021 until March 2025. Mr. Kaye holds a B.A. from Union College and an M.B.A. from Columbia Business School.

The Company believes Mr. Kaye’s management positions and experiences in the middle market provide the Board with valuable insight.

Victor Woolridge

Independent Director Age: 69 Director Since: 2021 Committees: • Audit • Compensation • NCG • Co-Investment

Mr. Woolridge was formerly a Managing Director of Barings Real Estate Advisers, LLC (“Barings”), the real estate investment unit of Barings LLC, a global asset management firm. Mr. Woolridge most recently served as Head of the U.S. Capital Markets for Equity Real Estate Funds at Barings. Mr. Woolridge previously served as Vice President and Managing Director and Head of Debt Capital Markets—Equities of Cornerstone Real Estate Advisers LLC (prior to its rebranding under the Barings name) (“Cornerstone”) from January 2013 to September 2016 and as Vice President Special Servicing from January 2010 to January 2013. Prior to joining Cornerstone, Mr. Woolridge served as a Managing Director of Babson Capital Management LLC (“Babson”) from January 2000 to January 2010. Prior to joining Babson, Mr. Woolridge served as Director of Loan Originations and Assistant Regional Director of MassMutual Financial Group from September 1982 to January 2000. Since 2009, Mr. Woolridge has served on the University of Massachusetts (UMass) Board of Trustees and has previously served as Chairman of the Board and as Chairman of the Board’s Committee on Administration and Finance. Mr. Woolridge has served as trustee for University of Massachusetts Global since 2021. Since 2022, Mr. Woolridge has served as a director of Trumbull Property Income Fund and Fallon Health. Mr. Woolridge has also served on the UMass Foundation’s investment committee since 2021. Mr. Woolridge serves as Board Committee Chair and President of Springfield Riverfront Development Corporation—Basketball Hall of Fame. Mr. Woolridge previously served on the Board of Trustees of Baystate Health from 2005 to 2016, which included service as Chairman of the Board and on the Board’s compensation, finance, governance and strategy committees. Mr. Woolridge joined the boards of directors of the Company, OBDC, OBDC II, OCIC and OTIC in November 2021. Mr. Woolridge previously served on the board of directors of OBDE from November 2021 until January 2025 and on the board of directors of OTF II from November 2021 until March 2025. Mr. Woolridge holds a B.S. from the University of Massachusetts at Amherst and is a Certified Commercial Investment Member.

The Company believes Mr. Woolridge’s numerous management positions and broad experiences in the asset management and financial services sectors provide him with skills and valuable insight in handling complex financial transactions and issues, all of which makes him well qualified to serve on the Board of Directors.

12	2026 Proxy Statement

Incumbent Class III Directors

Terms Expiring 2027:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director

Independent Directors

Christopher M. Temple, 58	Director	President of DelTex Capital LLC	Class III Director since 2018; Term expires in 2027	5	• OBDC • OBDC II • OCIC • OTIC

Melissa Weiler, 61	Director	Private Investor	Class III Director since 2021; Term expires in 2027	5	• OBDC • OBDC II • OCIC • OTIC • Jefferies Financial Group, Inc.

(1)	The address for each director is c/o Blue Owl Technology Finance Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.
(2)	Directors serve for three-year terms and until their successors are duly elected and qualified.
(3)	The term “Fund Complex” refers to the Blue Owl BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.

2026 Proxy Statement	13

Class III Director Biographies

Christopher M. Temple

Independent Director Age: 58 Director Since: 2018 Committees: • Audit • Compensation • NCG • Co-Investment

Mr. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple started his career in the audit and tax departments of KPMG’s Houston office and was a licensed CPA from 1989 to 1993. Mr. Temple served on the board of directors of Plains GP Holdings, L.P., the general partner of Plains All American Pipeline Company from November 2016 through May 2024 and served as a member of the Plains GP Holdings, L.P. compensation committee from November 2020 through May 2024. Mr. Temple also served as a director of Plains All American Pipeline, L.P’s (“PAA”) general partner from May 2009 to November 2016. He was a member of the PAA Audit Committee from 2009 to 2016. Prior public board service includes board and audit committee service for Clear Channel Outdoor Holdings from April 2011 to May 2016 and on the board and audit committee of Charter Communications Inc. from November 2009 through January 2011. In addition to public boards, Mr. Temple has served on private boards including Brawler Industries, National HME, Loenbro, Inc. and HMT, LLC and as Operating Executive/Senior Advisor for Tailwind Capital, LLC, a New York-based middle-market private equity firm. Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of the Company, since September 2020 he has served on the board of directors of OCIC, and since August 2021 he has served on the board of directors of OTIC. Mr. Temple previously served on the board of directors of OBDE from February 2020 until January 2025 and on the board of directors of OTF II from November 2021 until March 2025. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.

The Company believes Mr. Temple’s broad investment management background, together with his financial and accounting knowledge, brings important and valuable skills to the Board.

Melissa Weiler

Independent Director Age: 61 Director Since: 2021 • Audit • Compensation • NCG • Co-Investment

Ms. Weiler was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020, and managed several multi-strategy credit funds from January 2011 through June 2017. During her tenure at Crescent, she also served on the Risk Management and Diversity & Inclusion committees. From October 1995 to December 2010, Ms. Weiler was a Managing Director at Trust Company of the West, a Los Angeles-based asset management firm (“TCW”). At TCW, she managed several multi-strategy credit funds from July 2006 to December 2010, and served as lead portfolio manager for TCW’s high-yield bond strategy from October 1995 to June 2006. Ms. Weiler has served on the board of directors of Jefferies Financial Group Inc. since July 2021. She is a member of the Cedars-Sinai Board of Governors and is actively involved in 100 Women in Finance. Ms. Weiler joined the boards of directors of OBDC, OBDC II, the Company and OCIC in February 2021 and the board of directors of OTIC in August 2021. Ms. Weiler previously served on the board of directors of OBDE from February 2021 until January 2025 and on the board of directors of OTF II from November 2021 until March 2025. Ms. Weiler holds a B.S. in Economics from the Wharton School at the University of Pennsylvania.

The Company believes Ms. Weiler’s broad investment management background, together with her financial and accounting knowledge, brings important and valuable skills to the Board.

14	2026 Proxy Statement

Incumbent Class I Directors

Terms Expiring 2028:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director

Independent Directors

Edward D’Alelio, 73	Chairman of the Board and Director	Retired	Class I Director since 2018; Term expires in 2028	5	• OBDC • OBDC II • OCIC • OTIC

Interested Director(4)

Craig W. Packer, 59	Chief Executive Officer and Director	Co-Founder of Owl Rock Capital Partners Co-President of Blue Owl Co-Chief Investment Officer of each of the Blue Owl Credit Advisers(5) Chief Executive Officer of each of the Blue Owl BDCs	Class I Director since 2018; Term expires in 2026	5	• OBDC • OBDC II • OCIC • OTIC • Blue Owl

(1)	The address for each director is c/o Blue Owl Technology Finance Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.
(2)	Directors serve for three-year terms and until their successors are duly elected and qualified.
(3)	The term “Fund Complex” refers to the Blue Owl BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.
(4)

“Interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Packer is an “interested person” because of his affiliation with the Adviser.

(5)

The Blue Owl Credit Advisers are comprised of the Adviser, Blue Owl Credit Advisors LLC, Blue Owl Technology Credit Advisors II LLC, Blue Owl Credit Private Fund Advisors LLC and Blue Owl Diversified Credit Advisors LLC, which are registered investment advisers.

2026 Proxy Statement	15

Class I Director Biographies

Edward D’Alelio

Chairman of the Board Independent Director Age: 73 Director Since: 2018 Committees: • Audit • Compensation • NCG • Co-Investment

Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D’Alelio has served as an Executive in Residence at the University of Mass., Boston—School of Management. He is also President of the UMass Foundation. He serves on the Advisory Committees of Ceres Farms. Since September 2009, Mr. D’Alelio has served as director of Vermont Farmstead Cheese. Mr. D’Alelio served on the board of Blackstone Senior Floating Rate 2027 Term Fund from April 2010 until February 2025, Blackstone Long Short Credit Income Fund from November 2010 until February 2025 and Blackstone Strategic Credit 2027 Term Fund from May 2021 until February 2025. Since March 2016 and November 2016, he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of the Company, since September 2020 he has served on the board of directors of OCIC and since August 2021 he has served on the board of directors of OTIC. Mr. D’Alelio previously served on the board of directors of OBDE from February 2020 until January 2025 and on the board of directors of OTF II from November 2021 until March 2025. Mr. D’Alelio’s previous corporate board assignments include Archibald Candy, Doane Pet Care, Trump Entertainment Resorts and UMass Memorial Hospital. Mr. D’Alelio is a graduate of the Univ. of Mass Boston and has an M.B.A. from Boston University.

The Company believes Mr. D’Alelio’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.

16	2026 Proxy Statement

Craig W. Packer

Interested Director Age: 59 Director Since: 2018 Committees: • N/A

Mr. Packer is the Chief Executive Officer of each of the Blue Owl BDCs and is a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of the Blue Owl Credit Advisers. Additionally, Mr. Packer is a Co-President and a director of Blue Owl. Mr. Packer is also the Head of the Credit platform and serves as a Co-Chief Investment Officer for each of the Blue Owl Credit Advisers. Previously, Mr. Packer co-founded Owl Rock Capital Partners (“Owl Rock”), the predecessor firm to Blue Owl’s Credit platform. In addition, since March 2016 and November 2016, Mr. Packer has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018, he has served on the board of directors of the Company, since September 2020 he has served on the board of directors of OCIC and since August 2021 he has served on the board of directors of OTIC. Mr. Packer previously served on the board of directors of OBDE from February 2020 until January 2025 and on the board of directors of OTF II from November 2021 until March 2025. Mr. Packer also served as President of OBDE since its inception until January 2024 and as President of the Company, OBDC, OBDC II, OCIC, OTF II and OTIC since each of their inceptions until August 2024. Prior to co-founding Owl Rock, Mr. Packer was a Partner and Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co. Mr. Packer joined Goldman, Sachs & Co. as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Prior to joining Goldman Sachs & Co., Mr. Packer was the Global Head of High Yield Capital Markets at Credit Suisse First Boston, and before that he worked at Donaldson, Lufkin & Jenrette. Mr. Packer serves as Treasurer of the Board of Trustees of Greenwich Academy, and Co-Chair of the Honorary Board of Kids in Crisis, a nonprofit organization that serves children in Connecticut. Mr. Packer is also on the Advisory Board for the Mount Sinai Department of Rehabilitation and Human Performance and serves as a director of Wingspire Capital LLC. In addition, Mr. Packer is on the Foundation Board of Trustees for the McIntire School of Commerce, University of Virginia and is a member of the Board of Trustees of the University of Virginia Athletics Foundation. Mr. Packer earned an M.B.A. from Harvard Business School and a B.S. from the University of Virginia.

The Company believes Mr. Packer’s depth of experience in corporate finance, capital markets and financial services gives the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with us and the Adviser, provides an important skill set and knowledge base to the Board.

2026 Proxy Statement	17

Dollar Range of Equity Securities Beneficially Owned by Directors

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or Over $100,000. For purposes of this Proxy Statement, the term “Fund Complex” is defined to include the Blue Owl BDCs.

Name of Director	Dollar Range of Equity Securities in Blue Owl Technology Finance Corp.(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)

Interested Director

Craig W. Packer	—	over	$100,000

Independent Directors

Edward D’Alelio	over $100,000	over	$100,000

Eric Kaye	—	over	$100,000

Christopher M. Temple	$50,001 - $100,000	over	$100,000

Melissa Weiler	—	over	$100,000

Victor Woolridge	over $100,000	over	$100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)

The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the closing price per share of the Company’s common stock on the Record Date on the New York Stock Exchange (“NYSE”) by the number of shares of the Company’s common stock beneficially owned.

(3)

The dollar range of equity securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the sum of (a) the product obtained by multiplying the current net asset value per share of OBDC II’s common stock by the number of shares of OBDC II’s common stock beneficially owned, (b) the product obtained by multiplying the closing price per share of OBDC’s common stock on the Record Date on the NYSE by the number of shares of OBDC’s common stock beneficially owned, (c) the product obtained by multiplying the current net offering price of OCIC’s common stock by the number of shares of OCIC’s common stock beneficially owned, (d) the product obtained by multiplying the current net offering price of OTIC’s common stock by the number of shares of OTIC’s common stock beneficially owned and (e) the total dollar range of equity securities in the Company beneficially owned by the director.

Information about Executive Officers Who Are Not Directors

The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since

Erik Bissonnette	46	President	2024

Jonathan Lamm	51	Chief Operating Officer, Chief Financial Officer	2021

Neena A. Reddy	48	Vice President, Secretary	2019

Karen Hager	53	Chief Compliance Officer	2018

Matthew Swatt	37	Co-Chief Accounting Officer, Co-Treasurer	2021

Shari Withem	43	Co-Chief Accounting Officer, Co-Treasurer	2021

18	2026 Proxy Statement

The address for each of the Company’s executive officers is c/o Blue Owl Technology Finance Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.

Mr. Bissonnette is President of the Company and OTIC. Mr. Bissonnette is also a Senior Managing Director of Blue Owl, a member of the Direct Lending Investment Team, Co-Head of Technology Investing for Blue Owl, and a member of the Adviser’s Technology Lending Investment Committee. . Prior to joining Blue Owl, Mr. Bissonnette was a Managing Director and Head of Technology Leveraged Finance at Capital Source from 2009 to 2017. Preceding Capital Source, Mr. Bissonnette was an investor at ABS Capital Partners, and worked in investment banking at Wachovia Securities and Bank of America Securities. Mr. Bissonnette received a B.A. in Economics with a double major in English from Wake Forest University.

Mr. Lamm is Chief Financial Officer and Chief Operating Officer of each of the Blue Owl BDCs. Mr. Lamm is also a Senior Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in April 2021, Mr. Lamm served as the Chief Financial Officer and Treasurer of Goldman Sachs BDC, Inc. (“GSBD”), a business development company traded on the New York Stock Exchange. Mr. Lamm was responsible for building and overseeing GSBD’s finance, treasury, accounting and operations functions from April 2013 through March 2021, including during its initial public offering in March 2015. During his time at Goldman Sachs, Mr. Lamm also served as Chief Financial Officer and Treasurer of Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Middle Market Credit II LLC and Goldman Sachs Middle Market Lending Corp. prior to the completion of its merger with GSBD in October 2020. Throughout his twenty-two years at Goldman Sachs, Mr. Lamm held various positions. From 2013 to 2021, Mr. Lamm served as Managing Director, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2007 to 2013, Mr. Lamm served as Vice President, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2005 to 2007, Mr. Lamm served as Vice President in the Financial Reporting group and, from 1999 to 2005, he served as a Product Controller. Prior to joining Goldman Sachs, Mr. Lamm worked in public accounting at Deloitte & Touche.

Ms. Reddy is a Vice President and Secretary of each of the Blue Owl BDCs and Chief Legal Officer of each of the Blue Owl Credit Advisers. Ms. Reddy also serves as the General Counsel, Chief Legal Officer and Secretary of Blue Owl, and as a member of Blue Owl’s Operating Committee. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, Ms. Reddy was associate general counsel at Goldman, Sachs & Co LLC, from June 2010 to April 2019 and was dedicated to Goldman Sachs Asset Management L.P. (“GSAM”), where she was responsible for GSAM managed direct alternative products, including private credit. Prior to GSAM, Ms. Reddy practiced as a corporate attorney at Boies Schiller & Flexner LLP and at Debevoise & Plimpton LLP. Ms. Reddy joined the Board of Directors for Partnership for New York City, representing Blue Owl, in 2024. Prior to becoming an attorney, Ms. Reddy was a financial analyst in the private wealth division at Goldman, Sachs & Co. Ms. Reddy received a J.D. from New York University School of Law and a B.A. in English, magna cum laude, from Georgetown University.

Ms. Hager is the Chief Compliance Officer of the Blue Owl Credit Advisers and the Blue Owl BDCs. Ms. Hager also serves as the Global Chief Compliance Officer of Blue Owl, and as a member of Blue Owl’s Management Committee and Operating Committee. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in March 2018, Ms. Hager was Chief Compliance Officer at Abbott Capital Management. Previous to Abbott, Ms. Hager worked as SVP, Director of Global Compliance and Chief Compliance Officer at The Permal Group, and as Director of Compliance at Dominick & Dominick Advisors LLC. Prior to joining Dominick & Dominick Advisors LLC, Ms. Hager was a Senior Securities Compliance Examiner/Staff Accountant at the US Securities and Exchange Commission. Ms. Hager received a B.S. in Accounting from Brooklyn College of the City University of New York.

2026 Proxy Statement	19

Mr. Swatt is the Co-Chief Accounting Officer and Co-Treasurer of each of the Blue Owl BDCs. Mr. Swatt is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in May 2016, Mr. Swatt was an Assistant Controller at Guggenheim Partners in their Private Credit group, where he was responsible for the finance, accounting, and financial reporting functions. Preceding that role, Mr. Swatt worked within the Financial Services—Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Swatt received a B.S. in Accounting from the University of Maryland and is a licensed Certified Public Accountant in New York.

Ms. Withem is the Co-Chief Accounting Officer and Co-Treasurer of each of the Blue Owl BDCs. Ms. Withem is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in March 2018, Ms. Withem was Vice President of Sixth Street Specialty Lending, Inc., a business development company traded on the NYSE, where she was responsible for accounting, financial reporting, treasury and internal controls functions. Preceding that role, Ms. Withem worked for MCG Capital Corporation, a business development company formerly traded on the Nasdaq and Deloitte in the Audit and Assurance Practice. Ms. Withem received a B.S. in Accounting from James Madison University and is a licensed Certified Public Accountant in Virginia.

20	2026 Proxy Statement

Corporate Governance

The Board

Board Composition

The Board consists of six members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms. The terms of the Company’s Class II directors will expire at the Annual Meeting of shareholders; the terms of the Company’s Class III directors will expire at the 2027 annual meeting of shareholders; and the terms of the Company’s Class I directors will expire at the 2028 annual meeting of shareholders.

The Board believes that a classified board of directors serves the best interests of the Company and its shareholders by promoting the continuity and stability of the Company and its business. A staggered election of directors means that over time the Company can ensure that, at any given time, at least a majority of the directors will have had prior experience on the Board. The Board also believes that classification may enhance the Company’s ability to attract and retain well-qualified directors who are able to commit the necessary time and resources to understand the Company, its business affairs and operations. The Board believes that the continuity and quality of leadership that results from a staggered Board enhances long-term planning and promotes the long-term value of the Company. Three-year terms provide the Company’s directors an appropriate amount of time to develop a deeper and more thorough understanding of the Company’s business, competitive environment and strategic goals. Experienced directors are better positioned to provide effective oversight and advice consistent with the best interests of the stockholders. Staggered terms for directors may also moderate the pace of change in the Board by extending the time required to elect a majority of directors from one to three annual meetings of shareholders.

Messrs. Kaye and Woolridge serve as Class II directors (with terms expiring at the Annual Meeting). Mr. Temple and Ms. Weiler serve as Class III directors (with terms expiring in 2027). Messrs. D’Alelio and Packer serve as Class I directors (with terms expiring in 2026).

Independent Directors

NYSE corporate governance rules require that listed companies have a board of directors consisting of a majority of independent directors, and the Company’s Charter requires that a majority of the Board consist of directors who are not “interested persons” of the Company, the Adviser, or any of their respective affiliates, as defined in the 1940 Act (“Independent Directors”). On an annual basis, each member of the Company’s Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under NYSE corporate governance rules, the Exchange Act, the 1940 Act and the Company’s corporate governance guidelines. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee and the Co-Investment Committee to Independent Directors.

Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of their family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Messrs. Kaye, Temple, D’Alelio, and Woolridge and Ms. Weiler qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Mr. Packer is considered an “interested person” (as defined in the 1940 Act) of the Company since he is an officer of the Adviser.

Meetings and Attendance

The Board met fifteen times during 2025 and acted on various occasions by written consent. Each of the incumbent directors attended at least 75% of the aggregate number of Board meetings held during the period for which they were a director in 2025 and meetings of the committee(s) on which they served during 2025.

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Board Attendance at the Annual Meeting

The Company’s policy is to encourage its directors to attend each annual meeting; however, such attendance is not required at this time. Three of the Company’s directors attended the 2025 annual meeting of shareholders.

Board Leadership Structure and Oversight Responsibilities

Overall responsibility for the Company’s oversight rests with the Board. The Company has entered into an amended and restated investment advisory agreement (the “Investment Advisory Agreement”), pursuant to which the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Company’s other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s charter. The Board is composed of six members, five of whom are directors who are not “interested persons” of the Company or the Adviser as defined in the 1940 Act.

The Board meets in person at regularly scheduled quarterly meetings each year. In addition, the Board may act by unanimous written consent and hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.

As described below, the Board has established an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and a Co-Investment Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Edward D’Alelio, an Independent Director, to serve in the role of Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.

The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Company’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, the Company’s chief compliance officer, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to Blue Owl Technology Finance Corp., 399 Park Avenue, 37th Floor, New York, New York 10022, Attention: Secretary.

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Committees of the Board

The Board has an Audit Committee, a Nominating and Corporate Governance Committee (“Nominating Committee”), a Compensation Committee and a Co-Investment Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement and the charters of the Audit, Nominating and Compensation Committees can be accessed on the Company’s website at www.blueowltechnologyfinance.com.

As of the date of this Proxy Statement, the members of each of the Board’s committees are as follows:

Independent Director	Audit Committee	Nominating Committee	Compensation Committee	Co-Investment Committee

Edward D’Alelio	●	●	●	●

Christopher M. Temple	●	●	●	●

Eric Kaye	●	●	●	●

Melissa Weiler	●	●	●	●

Victor Woolridge	●	●	●	●

● Chair

● Member

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

(a)

assists the Board’s oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Company’s compliance with legal and regulatory requirements and the performance of the Company’s independent registered public accounting firm;

(b)	prepares an Audit Committee report, if required by the SEC, to be included in the Company’s annual proxy statement;

(c)

oversees the scope of the annual audit of the Company’s financial statements, the quality and objectivity of the Company’s financial statements, accounting and financial reporting policies and internal controls;

(d)	determines the selection, appointment, retention and termination of the Company’s independent registered public accounting firm, as well as approving the compensation thereof;

(e)	pre-approves all audit and non-audit services provided to the Company and certain other persons by such independent registered public accounting firm; and

(f)	acts as a liaison between the Company’s independent registered public accounting firm and the Board.

The Audit Committee had nine formal meetings in 2025.

The Board has determined that Christopher M. Temple qualifies as an “audit committee financial expert” under Item 407 of Regulation S-K of the Exchange Act, and otherwise satisfies the sophistication requirements of NYSE Rule 303A.07.

The current charter of the Audit Committee is available on the Company’s website at www.blueowltechnologyfinance.com.

Each member of the Audit Committee simultaneously serves on the audit committees of three or more public companies, and the Board has determined that each member’s simultaneous service on the audit committees of other public companies does not impair such member’s ability to effectively serve on the Audit Committee.

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Nominating Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating Committee:

The Nominating Committee will consider for nomination to the Board candidates submitted by the Company’s shareholders or from other sources it deems appropriate.

(a)

recommends to the Board persons to be nominated by the Board for election at the Company’s meetings of the Company’s shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings

(b)	makes recommendations with regard to the tenure of the directors;

(c)	is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

(d)	recommends to the Board the compensation to be paid to the Independent Directors.

The Nominating Committee had two formal meetings in 2025. The current charter of the Nominating Committee is available on the Company’s website at www.blueowltechnologyfinance.com.

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating Committee or by shareholders in compliance with the procedures set forth in the Company’s bylaws.

Shareholder proposals or director nominations to be presented at the annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in the Company’s bylaws. These requirements are separate from the requirements discussed below to have the shareholder nomination or other proposal included in the Company’s proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

The Company’s bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, and not later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company believes that this deadline is reasonable, as it affords sufficient time to print and send the proxy materials associated with annual meetings of shareholders.

In evaluating director nominees, the Nominating Committee considers, among others, the following factors:

•	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

•	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•	whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board Committee member;

•	whether the individual has the capacity and desire to represent the balanced, best interests of the shareholder as a whole and not a special interest group or constituency; and

•

whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

24	2026 Proxy Statement

The Nominating Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee also may consider other factors as they may deem are in the best interests of the Company and its shareholders. The Board also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third-party search firm, if necessary.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its shareholders.

Compensation Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Compensation Committee:

a)	determines, or recommends to the Board for determination, the compensation, if any, of the Company’s Chief Executive Officer and all other executive officers;

b)	assists the Board with matters related to compensation generally, except with respect to the compensation of the directors; and

c)	may delegate its authority to subcommittees or the Chair of the Compensation Committee when it deems appropriate and in the best interests of the Company.

As none of the Company’s executive officers are currently compensated by the Company, the Compensation Committee will not produce and/or review a report on executive compensation practices. The Compensation Committee was formed in May 2025 and did not meet in 2025.

The current charter of the Compensation Committee is available on the Company’s website at www.blueowltechnologyfinance.com.

Co-Investment Committee Governance, Responsibilities and Meetings

The Co-Investment Committee is responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to the exemptive relief that has been granted by the SEC to the Adviser and its affiliates to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. The Co-Investment Committee was formed on February 18, 2025 and had three formal meetings in 2025.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer of the Company. No member of the Compensation Committee (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act, or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

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Compensation Discussion and Analysis

The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement, as applicable. The Company’s day-to-day investment and administrative operations are managed by the Adviser. Most of the services necessary for the origination and administration of the Company’s investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates.

None of the Company’s executive officers will receive direct compensation from us. The Company will reimburse the Adviser the allocable portion of the compensation paid by the Adviser (or its affiliates) to the Company’s Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on the percentage of time such individuals devote, on an estimated basis, to the Company’s business and affairs, and as otherwise set forth in the Administration Agreement). Members of the Adviser’s investment committee (the “Technology Lending Investment Committee”), through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

Director Compensation

No compensation is expected to be paid to the Company’s directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. The Company’s directors who do not also serve in an executive officer capacity for the Company or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson. As of December 31, 2025, these directors are Edward D’Alelio, Christopher M. Temple, Eric Kaye, Melissa Weiler and Victor Woolridge. Through December 31, 2025, the Company paid each Independent Director the following amounts for serving as a director:

		Annual Committee Chair Cash Retainer

Assets Under Management	Annual Cash Retainer	Chair of the Board	Chair of Audit	Chair of Committee

$0 < $2.5 Billion	$150,000	$15,000	$10,000	$5,000

$2.5 Billion < $5 Billion	$200,000	$15,000	$10,000	$5,000

$5 Billion < $10 Billion	$250,000	$15,000	$10,000	$5,000

$10 Billion < $15 Billion	$300,000	$15,000	$10,000	$5,000

≥ $15 Billion	$350,000	$15,000	$10,000	$5,000

The Company also reimburses each of the directors for all reasonable and authorized business expenses in accordance with the Company’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

The table below sets forth the compensation received by each Independent Director from the Company and the Fund Complex for service during the fiscal year ended December 31, 2025:

Name	Fees Earned and Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex(1)(2)

Edward D’Alelio	$290,000	$290,000	$1,442,806

Christopher M. Temple	$285,000	$285,000	$1,416,500

Eric Kaye	$280,000	$280,000	$1,390,194

Melissa Weiler	$275,000	$275,000	$1,363,889

Victor Woolridge	$275,000	$275,000	$1,363,889

(1)	“Fund Complex” includes the Blue Owl BDCs as well as OBDE and OTF II prior to their mergers into OBDC and OTF in January 2025 and March 2025, respectively.

26	2026 Proxy Statement

(2)	Total compensation received from the Blue Owl BDCs by each director is comprised of the following. This does not include fees paid to OBDE and OTF II in 2025:

Name	OBDC	OBDC II	OCIC	OTF	OTIC

Edward D’Alelio	$340,000	$165,000	$340,000	$290,000	$252,500

Christopher M. Temple	$335,000	$160,000	$335,000	$285,000	$247,500

Eric Kaye	$330,000	$155,000	$330,000	$280,000	$242,500

Melissa Weiler	$325,000	$150,000	$325,000	$275,000	$237,500

Victor Woolridge	$325,000	$150,000	$325,000	$275,000	$237,500

Compensation of the Investment Adviser

The Company pays the Adviser an investment advisory fee for its services under the Investment Advisory Agreement consisting of two components: a management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”). The cost of both the Management Fee and the Incentive Fee ultimately will be borne by the Company’s shareholders.

The Management Fee is payable quarterly in arrears. Prior to June 12, 2025 (the “Listing Date”), the Management Fee was payable at an annual rate of 0.90% of the Company’s average gross assets at the end of the Company’s two most recently completed calendar quarters plus the average of any remaining unfunded capital commitments to us at the end of the two most recently completed calendar quarters, provided, however, that no Management Fee was charged on the value of our gross assets that was below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act.

Following the Listing Date, the Management Fee is payable at an annual rate of:

(i)

1.50% of the Company’s average gross assets that is above an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, at the end of the two most recently completed calendar quarters payable quarterly in arrears, and

(ii)

1.00% of the Company’s average gross assets that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, at the end of the two most recently completed calendar quarters payable quarterly in arrears.

The Management Fee will be appropriately prorated and adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuances or repurchases during the relevant calendar quarters and for any partial month or quarter. For purposes of the Investment Advisory Agreement, gross assets means the Company’s total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.

Pursuant to the Investment Advisory Agreement, following the Listing Date, the Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on the Company’s income and a portion is based on the Company’s capital gains, each as described below. The portion of the Incentive Fee based on income is determined and paid quarterly in arrears subsequent to the Listing Date, equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an Incentive Fee, subsequent to the Listing Date, of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which, in each case, is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, subsequent to the Listing Date, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.

Pre-Incentive Fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by the Company during the calendar quarter, minus operating expenses for the calendar quarter (including the

2026 Proxy Statement	27

Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest (“PIK”) and zero coupon securities), accrued income that the Company may not have received in cash. The Adviser is not obligated to return the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

To determine whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income is expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter. Because of the structure of the Incentive Fee, it is possible that the Company may pay an Incentive Fee in a calendar quarter in which the Company incurs a loss. For example, if the Company receives pre-Incentive Fee net investment income in excess of the quarterly hurdle rate, the Company will pay the applicable Incentive Fee even if the Company has incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, because the quarterly hurdle rate is calculated based on the Company’s net assets, decreases in the Company’s net assets due to realized or unrealized capital losses in any given calendar quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood that the Company will pay an Incentive Fee for that calendar quarter. The Company’s net investment income used to calculate this component of the Incentive Fee is also included in the amount of the Company’s gross assets used to calculate the Management Fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

The following is a graphical representation of the calculation of the income-related portion of the Incentive Fee:

Quarterly Incentive Fee on

Pre-Incentive Fee Net Investment Income

Prior to the Listing Date

(expressed as a percentage of the value of net assets)

Quarterly Incentive Fee on

Pre-Incentive Fee Net Investment Income

Subsequent to the Listing Date

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

The second component of the Incentive Fee, the “Capital Gains Incentive Fee,” payable at the end of each calendar year in arrears, equals, subsequent to the Listing Date, 17.5% of cumulative realized capital gains from the Listing Date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year. Each year, the fee paid for the Capital Gains Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. The Company will accrue, but will not pay, a Capital

28	2026 Proxy Statement

Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if the Company were to sell the relevant investment and realize a capital gain. The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. In no event will the Capital Gains Fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended, including Section 205 thereof.

Certain Relationships and Related Transactions

The Company has entered into both the Investment Advisory Agreement and the Administration Agreement with the Adviser.

Pursuant to the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and an incentive fee. See “Corporate Governance — Compensation of the Investment Adviser” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, the Company will reimburse the Adviser for expenses necessary to perform services related to the Company’s administration and operations. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Blue Owl Credit Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether the Company or such other entity or entities will proceed with the investment.

The Company’s executive officers, certain of the Company’s directors and certain other finance professionals of Blue Owl also serve as executives of the Blue Owl Credit Advisers and officers and directors of the Company and certain professionals of Blue Owl and the Adviser are officers of Blue Owl Securities LLC. In addition, the Company’s executive officers and directors and the members of the Adviser and members of its Technology Lending Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as the Company does (including the Blue Owl Credit Advisers) including serving on their respective investment committees and/or on the investment committees of investments funds, accounts or other investment vehicles managed by the Company’s affiliates which may have investment objectives similar to the Company’s investment objective.

At times, the Company may compete with the Blue Owl Credit Clients and other Blue Owl clients for capital and investment opportunities. As a result, the Company may not be given the opportunity to participate in certain investments made by the Blue Owl Credit Clients and other Blue Owl clients. This can create a potential conflict when allocating investment opportunities among the Company and such other Blue Owl Credit Clients and other Blue Owl clients. An investment opportunity that is suitable for multiple clients of the Blue Owl Credit Advisers or other affiliated advisers may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Blue Owl Credit Advisers have put in place allocation policies that seek to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act. In addition, from time to time, Blue Owl Securities LLC may purchase securities in certain of our offerings.

The Blue Owl Credit Advisers intend to allocate common expenses among the Company and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the Investment Advisory Agreement.

Allocation of Investment Opportunities

The Blue Owl Credit Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policies, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix, which strategy or platform sourced the transaction, and any other factors deemed appropriate. In

2026 Proxy Statement	29

addition, the Adviser and its affiliates are permitted to allocate an investment to a number of products across platforms that it views as appropriate for the particular investment objectives, strategies and characteristics of such products.

The Blue Owl Credit Advisers have put in place allocation policies that seek to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When the Company engages in co-investments as permitted by the exemptive relief described below, the Company will do so in a manner consistent with the Blue Owl Credit Advisers’ allocation policies. See “Co-Investment Opportunities” beginning on page 31 for more information regarding the conditions of the exemptive relief.

In seeking to ensure fair and equitable treatment of all Blue Owl Credit Clients over time, certain decisions relating to allocations will be made by an allocation working group with input from the respective investment committees. The allocation working group is comprised of members of the investment team, accounting team, legal and compliance. The allocation working group will make determinations based on the Blue Owl Credit Advisers’ allocation policies, which generally require that opportunities be offered to eligible accounts in a manner that will be fair and equitable over time. When an investment opportunity may be appropriate for more than one investment strategy, the Adviser’s Chief Compliance Officer, General Counsel and Chief Operating Officer will provide guidance as needed to the various investment teams that determine the appropriate allocation between or among such strategies; the strategy-specific allocation policies then will apply within each strategy.

The Blue Owl Credit Advisers’ allocation policies are designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Company and its or its affiliates’ similar fiduciary obligations to other Blue Owl clients, however, there can be no assurance that the Blue Owl Credit Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in the Company’s favor.

The allocation of investment opportunities among the Company and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Blue Owl Credit Advisers’ allocation policies, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for the Company or another investment fund or account including the Blue Owl Credit Clients. In making this assessment, the Blue Owl Credit Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or regulated investment companies; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Blue Owl Credit Advisers may afford prior decisions precedential value.

Pursuant to the Blue Owl Credit Advisers’ allocation policies, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Blue Owl Credit Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.

Certain allocations may be more advantageous to the Company relative to one or all of the other investment funds, or vice versa. While the Blue Owl Credit Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that the Company’s actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.

30	2026 Proxy Statement

Co-Investment
Opportunities
As a BDC, the Company is subject to certain regulatory restrictions in negotiating certain investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as the Adviser and its affiliates, unless it obtains an exemptive order from the SEC.
On May 6, 2025, the Company, the Adviser and certain of their affiliates were granted a new order for exemptive relief that superseded the prior order for exemptive relief (the “Order”) by the SEC for the Company to co-invest
with other funds managed by the Adviser or certain affiliates, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, the Company generally is permitted to co-invest
with certain of its affiliates if such
co-investments
are completed on the same terms and at the same time, as further detailed in the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Directors make certain conclusions in connection with certain co-investment
transactions, including (1) when the Company
co-invests
with an affiliated entity (as defined in the
co-investment
application) in an issuer where an affiliated entity has an existing investment in the issuer, unless the transaction is completed on a pro rata basis, and (2) if the Company disposes of an asset acquired in a co-investment
transaction, unless the disposition is done on a pro rata basis or the disposition is of a tradable security. Pursuant to the Order, the Board oversees the Company’s participation in the co-investment
program. As required by the Order, the Company has adopted, and the Board, including a Required Majority of the Independent Directors, has approved, policies and procedures reasonably designed to ensure compliance with the Company’s compliance with the conditions of the Order. The Board, including a Required Majority of the independent Directors, also reviewed the
Co-Investment
Policies of the Adviser to ensure that they are reasonably designed to prevent the Company from being disadvantaged by participation in the co-investment
program. The Adviser and the Company’s Chief Compliance Officer will also provide reporting to the Board.
Review, Approval or Ratification of Transactions with Related Persons
The Audit Committee is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation
S-K).
Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4, and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to such persons were timely filed except for one Form 4 filing for Erik Bissonnette that was filed late due to an administrative error.
Insider Trading Policy
The Company has adopted an insider trading policy which applies to its executive officers including its principal executive officer and principal financial officer, as well as every officer, director and employee of the Company.
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics which applies to the Company’s executive officers, including its principal executive officer and principal financial officer, as well as every officer, director and employee of the Company. The Company’s Code of Business Conduct and Ethics can be accessed on the Company’s website at www.blueowltechnologyfinance.com.
There have been no material changes to the Company’s corporate code of ethics or material waivers of the code that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly disclose the nature of the amendment or waiver on its website at www.blueowltechnologyfinance.com or file a Form
8-K
with the Securities and Exchange Commission.

2026 Proxy Statement	31

Hedging, Speculative Trading, and Pledging of Securities

The Board has adopted, as part of the Company’s insider trading policy, prohibitions against directors and officers of the Company and any director, officer or employee of the Company’s investment advisor or administrator buying or selling puts or calls or other derivative securities based on the Company’s securities (other than derivative securities issued by the Company, such as convertible notes). In addition, such persons are prohibited from (i) short-selling the Company’s securities or entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities, and (ii) pledging the Company’s securities in a margin account or as collateral for a loan.

Corporate Governance Guidelines

The Company has adopted corporate governance guidelines which are available on its website at www.blueowltechnologyfinance.com.

Election of Officers

Executive officers hold their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

License Agreement

The Company has entered into a license agreement (the “License Agreement”), pursuant to which an affiliate of Blue Owl has granted the Company a non-exclusive license to use the name “Blue Owl.” Under the License Agreement, the Company has a right to use the Blue Owl name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Blue Owl” name or logo.

Material Non-Public Information

The Company’s senior management, members of the Adviser’s Technology Lending Investment Committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which the Company invests or in which the Company is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict the Company’s ability to buy or sell the securities of such company under the policies of the company or applicable law.

Required Vote

Each director nominee shall be elected by the affirmative vote of a majority of votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.

The Board unanimously recommends that you vote “FOR” each of the director nominees.

32	2026 Proxy Statement

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

KPMG LLP, New York, New York, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. KPMG LLP acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2021 through December 31, 2025. The Company knows of no direct financial or material indirect financial interest of KPMG LLP in the Company. A representative of KPMG LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Although action by the shareholders on this matter is not required, the Audit Committee and the Board believes it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026 is not ratified by the shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint KPMG LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Fees

Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by KPMG LLP for professional services performed for the fiscal years ended December 31, 2025 and December 31, 2024:

	For the Fiscal Year ended December 31, 2025	For the Fiscal Year ended December 31, 2024

Audit Fees(1)	$1,612,000	$1,154,850

Audit-Related Fees(2)	—	—

Tax Fees(3)	$146,310	$168,352

All Other Fees(4)	—	—

Total Fees	$1,758,310	$1,323,202

(1)

“Audit Fees” are fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of interim financial statements or services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements, including comfort letters and consents.

(2)

“Audit-Related Fees” are fees billed for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported under “Audit Fees.”

(3)

“Tax Fees” are fees billed for services rendered by KPMG LLP for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties and international tax planning.

(4)	“All Other Fees” are fees billed for services other then those stated above.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence.

2026 Proxy Statement	33

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by KPMG LLP to management. The Audit Committee has considered and concluded that the provision of non-audit services rendered by KPMG LLP to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser that were not required to be pre-approved by the Audit Committee is compatible with maintaining KPMG LLP’s independence.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and KPMG LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements as of and for the year ended December 31, 2025, as filed with the SEC as part of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by KPMG LLP to management.

The Audit Committee received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to KPMG LLP. It also has reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting KPMG LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2025 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC. The Audit Committee also recommended the appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

Audit Committee Members:

Christopher M. Temple, Chairman

Edward D’Alelio

Eric Kaye

Melissa Weiler

Victor Woolridge

34	2026 Proxy Statement

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of the majority of votes cast on the proposal will determine the outcome of the proposal. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.

The board unanimously recommends that you vote “FOR” ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the company for the fiscal year ending December 31, 2026.

2026 Proxy Statement	35

Other Matters to Come Before the Annual Meeting

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Submission of Shareholder Proposals

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

The Company expects that the 2027 annual meeting of shareholders will be held in June 2027, but the exact date, time and location of such meeting have yet to be determined. Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2027 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before December 2, 2026. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Neena A. Reddy, Secretary, Blue Owl Technology Finance Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.

Shareholder proposals or director nominations to be presented at the 2027 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than November 2, 2026, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than December 2, 2026, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Householding

Mailings for multiple shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact Neena A. Reddy by telephone at (212) 419-3000 or by mail to Blue Owl Technology Finance Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.

Available Information

Copies of the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available at the Company’s website (www.blueowltechnologyfinance.com) or without charge, upon request. Please contact Investor Relations by telephone at (212) 651-4705 or mail your request to Blue Owl Technology Finance Corp., 399 Park Avenue, 37th Floor, New York, New York 10022.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE, BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

36	2026 Proxy Statement

BLUE OWL TECHNOLOGY FINANCE CORP. 399 PARK AVE, 37TH FLOOR NEW YORK, NY 10022
SCAN TO
VIEW MATERIALS & VOTE
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 24, 2026. Follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/OTF2026
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 24, 2026. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return before 5:00 p.m. Eastern Time on June 24, 2026 to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V87979-P48677
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
BLUE OWL TECHNOLOGY FINANCE CORP.
The Board of Directors recommends you vote FOR the following:
1. To elect each of Eric Kaye and Victor Woolridge to the board of directors of Blue Owl Technology Finance Corp. (the “Company”) for three-year terms, each expiring at the 2029 annual meeting of shareholders and until their successors are duly elected and qualified; and
Nominees:
For Against Abstain
1a. Eric Kaye
1b. Victor Woolridge
For Against
2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN
Date
Signature (Joint Owners)
Date

YOUR VOTE IS VERY IMPORTANT!
Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting Shareholder votes.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.
NOTICE IS HEREBY GIVEN THAT the Annual meeting of shareholders (the “Annual Meeting”) of Blue Owl Technology Finance Corp., a Maryland corporation (the “Company”), will be held on June 25, 2026 at 9:30 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OTF2026.
V87980-P48677
BLUE OWL TECHNOLOGY FINANCE CORP.
Annual Meeting of Shareholders
June 25, 2026 at 9:30 A.M. Eastern Time
This proxy is solicited by the Board of Directors
The undersigned shareholder of Blue Owl Technology Finance Corp., hereby appoints Neena Reddy and Jonathan Lamm, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of Blue Owl Technology Finance Corp. to be held on June 25, 2026 at 9:30 A.M. Eastern Time, virtually at www.virtualshareholdermeeting.com/OTF2026, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.
This proxy is solicited on behalf of the Blue Owl Technology Finance Corp. board of directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for the proposals referenced herein.
If you sign, date and return this proxy, it will be voted as directed, or if no direction is indicated, will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side